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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 24, 2002
                         Commission File Number 0-23155

                                 TRIMERIS, INC.
                           (Exact name of registrant)


          Delaware                               56-1808663
  (State of organization)         (I.R.S. Employer Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

         Trimeris, Inc. incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

         Exhibit No.
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             99       Press Release by Trimeris, Inc., dated January 24, 2002.

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      TRIMERIS, INC.



                      By:   /s/ Dani P. Bolognesi
                         -------------------------------------------------------
                            Dani P. Bolognesi
                            Chief Executive Officer and Chief Scientific Officer

Dated: January 24, 2002